Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2012

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.61%	(11.65)%	(0.46)%	0.24%	(0.20)%
Return on equity (ratio of net income (loss) to average equity) (1)	4.61	(75.38)	(3.01)	1.62	(1.23)
Net interest rate spread (1)	4.18	4.19	4.19	4.27	3.68
Net interest margin (1)	4.26	4.28	4.29	4.38	3.81
Efficiency ratio, less goodwill impairment	78.00	90.76	80.32	77.09	95.52
Noninterest expense to average total assets, less goodwill impairment (1)	3.49	4.04	3.54	3.46	3.71
Average interest–earning assets to average interest–bearing liabilities	122.46	122.86	122.52	122.55	122.64
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	353	357	360	373	385

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$24,037	$24,247	$15,270	$14,049	$14,479
Interest-bearing deposits in other financial institutions	154,043	96,457	92,898	100,433	109,776
Securities, at fair value	81,241	92,832	94,880	95,546	121,154
Loans held-for-sale	521	1,918	1,388	—	—
Loans receivable, net	1,177,719	1,227,391	1,270,023	1,291,399	1,302,313
Other real estate owned	20,189	22,480	24,278	27,032	22,713
Stock in Federal Home Loan Bank, at cost	11,336	16,346	16,346	16,346	16,346
Premises and equipment, net	39,044	39,155	38,948	38,745	37,650
Intangible assets	3,508	3,671	26,604	27,074	27,544
Bank owned life insurance	21,333	21,207	21,066	20,901	20,739
FDIC prepaid expense	4,027	4,351	4,662	5,003	5,158
Income tax receivable	1,353	1,809	1,445	1,862	2,523
Deferred taxes, net	—	—	15,444	13,232	13,112
Other assets	10,786	11,711	10,574	11,266	11,724

Total assets	$1,549,137	$1,563,575	$1,633,826	$1,662,888	$1,705,231

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,320,580	$1,332,552	$1,352,808	$1,378,331	$1,421,564
Borrowings	9,995	9,322	9,253	12,595	15,488
Other liabilities	16,451	21,844	24,663	21,584	17,467

Total liabilities	1,347,026	1,363,718	1,386,724	1,412,510	1,454,519
Stockholders’ equity	202,111	199,857	247,102	250,378	250,712

Total liabilities and stockholders’ equity	$1,549,137	$1,563,575	$1,633,826	$1,662,888	$1,705,231

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,634	$17,370	$17,990	$19,000	$15,348
Total interest expense	1,240	1,380	1,629	1,910	1,996

Net interest income before provision	15,394	15,990	16,361	17,090	13,352
Provision for loan losses	996	9,740	7,384	3,175	2,424

Net interest income	14,398	6,250	8,977	13,915	10,928
Noninterest income	1,832	2,004	1,863	1,879	1,571
Noninterest expense	13,436	40,193	14,637	14,623	14,255

Income (loss) before income tax	2,794	(31,939)	(3,797)	1,171	(1,756)
Income tax expense (benefit)	457	15,110	(1,901)	145	(979)

Net income (loss)	$2,337	$(47,049)	$(1,896)	$1,026	$(777)

Basic earnings (loss) per common share	$0.12	$(2.38)	$(0.10)	$0.05	$(0.04)

Diluted earnings (loss) per common share	$0.12	$(2.38)	$(0.10)	$0.05	$(0.04)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
NONINTEREST INCOME AND EXPENSE

Noninterest Income
Deposit service charges and fees	$557	$657	$699	$697	$614
Other fee income	385	430	381	405	382
Insurance commissions and annuities income	122	189	146	155	169
Gain on sales of loans, net	267	199	83	39	19
Loss on disposition of premises and equipment	—	—	1	(10)	(10)
Loan servicing fees	128	131	138	137	132
Amortization of servicing assets	(69)	(74)	(73)	(51)	(54)
Impairment (recovery) of servicing assets	(13)	17	(32)	—	—
Earnings on bank owned life insurance	126	141	165	162	158
Trust income	184	186	199	215	76
Other	145	128	156	130	85

Total noninterest income	$1,832	$2,004	$1,863	$1,879	$1,571

Noninterest Expense
Compensation and benefits	$6,659	$6,078	$6,229	$7,120	$6,600
Office occupancy and equipment	1,743	1,870	1,845	1,736	1,868
Advertising and public relations	94	60	333	260	237
Information technology	1,261	1,058	1,085	1,091	948
Supplies, telephone, and postage	430	434	450	439	375
Amortization of intangibles	163	367	470	470	382
Nonperforming asset management	1,191	1,430	1,267	1,279	455
Loss (gain) on sales of other real estate owned	(139)	113	16	(62)	(52)
Operations of other real estate owned	351	844	563	618	326
Write down of other real estate owned	389	2,482	1,009	299	179
FDIC insurance premiums	348	334	354	186	567
Acquisition expense	—	—	—	230	1,531
Goodwill impairment	—	23,862	—	—	—
Other	946	1,261	1,016	957	839

Total noninterest expenses	$13,436	$40,193	$14,637	$14,623	$14,255

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$144,182	$142,084	$138,510	$138,805	$141,322
Savings deposits	147,706	144,515	145,549	143,880	143,865
Money market accounts	343,826	345,011	350,693	354,897	356,352
Interest–bearing NOW accounts	338,269	336,531	333,188	323,997	328,493
Certificates of deposit – Retail	346,597	364,411	384,769	416,653	451,433
Certificates of deposit – Wholesale	—	—	99	99	99

Total certificates of deposit	346,596	364,411	384,868	416,752	451,532

Deposits	$1,320,580	$1,332,552	$1,352,808	$1,378,331	$1,421,564

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate loans	$262,263	$272,032	$284,814	$291,135	$300,349
Multi–family mortgage loans	410,341	423,615	438,858	447,162	443,802
Nonresidential real estate loans	308,094	311,641	322,167	328,100	326,389
Construction and land loans	19,283	19,852	22,195	24,339	29,643
Commercial loans	81,998	93,932	82,553	73,622	75,137
Commercial leases	124,319	134,990	145,272	145,858	144,923
Consumer loans	2,211	2,147	1,978	3,109	3,383

Total loans	1,208,509	1,258,209	1,297,837	1,313,325	1,323,626
Net deferred loan origination costs	848	908	964	1,037	1,191
Allowance for loan losses	(31,638)	(31,726)	(28,778)	(22,963)	(22,504)

Loans, net	$1,177,719	$1,227,391	$1,270,023	$1,291,399	$1,302,313

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$11,602	$10,709	$17,123	$12,663	$10,649
Multi–family mortgage loans	13,264	14,983	13,140	12,360	13,163
Nonresidential real estate loans	32,892	30,396	25,908	12,393	12,830
Construction and land loans	3,263	3,263	3,544	504	5,331
Commercial loans	3,527	2,940	4,535	3,886	3,765
Commercial leases	22	22	94	72	72
Consumer loans	8	3	—	—	—

Nonaccrual loans	64,578	62,316	64,344	41,878	45,810

Other real estate owned:
One–to–four family residential real estate	4,251	5,328	3,991	5,659	3,053
Multi–family real estate	3,005	3,655	4,252	3,987	2,794
Nonresidential real estate	4,756	4,905	5,947	6,896	7,150
Land	1,712	2,237	3,203	3,218	2,174

Other real estate owned	13,724	16,125	17,393	19,760	15,171

Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	78,302	78,441	81,737	61,638	60,981

Purchased impaired loans:
One–to–four family residential real estate loans	$3,670	$3,941	$3,279	$2,201	$732
Multi–family mortgage loans	1,454	1,418	1,434	1,398	1,387
Nonresidential real estate loans	3,308	3,375	3,317	3,369	882
Construction and land loans	4,859	4,788	5,998	7,759	7,739
Commercial loans	841	1,078	1,047	1,029	1,287

Purchased impaired loans	14,132	14,600	15,075	15,756	12,027

Purchased other real estate owned:
One–to–four family residential real estate	721	327	327	327	157
Nonresidential real estate	2,264	2,546	2,771	3,006	1,967
Land	3,480	3,482	3,787	3,939	5,418

Purchased other real estate owned	6,465	6,355	6,885	7,272	7,542

Purchased impaired loans and OREO	20,597	20,955	21,960	23,028	19,569

Nonperforming assets	$98,899	$99,396	$103,697	$84,666	$80,550

Asset Quality Ratios
Nonperforming assets to total assets	6.38%	6.36%	6.35%	5.09%	4.72%
Nonperforming assets to total assets (2)	5.05	5.02	5.00	3.71	3.58
Nonaccrual loans to total loans	6.51	6.11	6.12	4.39	4.37
Nonaccrual loans to total loans (2)	5.34	4.95	4.96	3.19	3.46
Allowance for loan losses to nonaccrual loans	40.20	41.25	36.24	39.84	38.91
Allowance for loan losses to nonaccrual loans (2)	48.99	50.91	44.73	54.83	49.12

(1)	Annualized
(2)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$14,131	$11,305	$4,676	$8,557	$26,357
60 – 89 days past due	157	2,410	6,256	6,022	3,503
Matured Loans	10,008	15,582	10,138	18,475	18,843

	$24,296	$29,297	$21,070	$33,054	$48,703

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
ALLOWANCE FOR LOAN LOSSES

Beginning balance	$31,726	$28,778	$22,963	$22,504	$22,180

Charge offs:
One–to–four family residential real estate loans	(672)	(2,689)	(584)	(415)	(1,628)
Multi–family mortgage loans	(554)	(1,893)	(842)	(542)	(237)
Nonresidential real estate loans	(433)	(686)	(12)	—	—
Construction and land loans	(47)	(249)	(121)	(1,771)	(378)
Commercial loans	(138)	(1,352)	—	(42)	—
Commercial leases	—	(72)	—	—	—
Consumer loans	(12)	(6)	(70)	(1)	(16)

	(1,856)	(6,947)	(1,629)	(2,771)	(2,259)

Recoveries:
One–to–four family residential real estate loans	111	11	33	5	2
Multi–family mortgage loans	384	1	3	32	89
Nonresidential real estate loans	31	5	5	5	58
Construction and land loans	184	—	—	—	—
Commercial loans	57	135	15	13	10
Commercial leases	—	—	—	—	—
Consumer loans	5	3	4	—	—

	772	155	60	55	159

Net (charge–offs) recoveries	(1,084)	(6,792)	(1,569)	(2,716)	(2,100)

Provision for loan losses	996	9,740	7,384	3,175	2,424

Ending balance	$31,638	$31,726	$28,778	$22,963	$22,504

Allowance for loan losses to total loans	2.62%	2.52%	2.22%	1.75%	1.70%
Net charge–off ratio (1)	0.35	2.11	0.48	0.81	0.75

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED AVERAGE BALANCES
Total average assets	$1,541,815	$1,614,989	$1,651,715	$1,689,687	$1,537,726
Total average interest–earning assets	1,454,117	1,483,656	1,513,816	1,564,244	1,419,673
Average loans	1,236,234	1,285,153	1,304,805	1,334,239	1,118,256
Average securities	88,448	95,120	97,984	112,636	118,913
Average stock in FHLB	13,868	16,346	16,346	16,562	15,711
Average other interest–earning assets	115,567	87,037	94,681	100,807	166,793
Total average interest–bearing liabilities	1,187,446	1,207,554	1,235,588	1,276,390	1,157,615
Average interest–bearing deposits	1,178,263	1,198,045	1,225,368	1,262,883	1,139,696
Average borrowings	9,183	9,509	10,220	13,507	17,919
Average stockholders’ equity	202,935	249,659	251,923	252,874	253,420

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.60%	4.64%	4.71%	4.87%	4.38%
Average loans	5.24	5.18	5.28	5.46	5.23
Average securities	2.01	2.12	2.29	2.73	2.80
Average other interest–earning assets	0.25	0.27	0.29	0.29	0.26

Total average interest–bearing liabilities	0.42	0.45	0.52	0.60	0.70
Average interest–bearing deposits	0.41	0.45	0.52	0.59	0.68
Average borrowings	1.14	1.21	1.40	1.81	2.17

Net interest rate spread	4.18	4.19	4.19	4.27	3.68
Net interest margin	4.26	4.28	4.29	4.38	3.81

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS (1)

BankFinancial Corporation
Equity to total assets (end of period)	13.05%	12.78%	15.12%	15.06%	14.70%
Tangible equity to tangible total assets (end of period)	12.85	12.58	13.72	13.65	13.30

Risk–based total capital ratio	17.95	17.04	17.06	17.28	17.03
Risk–based tier 1 capital ratio	16.68	15.77	15.80	16.19	16.06
Tier 1 leverage ratio	12.84	12.28	12.69	13.15	13.00
Tier 1 capital	$197,547	$195,075	$204,282	$213,702	$216,551

BankFinancial FSB
Risk–based total capital ratio	15.58	14.73	14.84	14.99	14.63
Risk–based tier 1 capital ratio	14.31	13.47	13.58	13.90	13.65
Tier 1 leverage ratio	10.98	10.50	10.91	11.28	11.05
Tier 1 capital	$169,470	$166,634	$175,504	$183,282	$184,466

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
COMMON STOCK AND DIVIDENDS

Stock Prices:
Close	$6.62	$5.52	$6.64	$8.47	$9.19
High	7.05	8.89	8.62	9.55	10.10
Low	5.25	5.26	6.51	8.10	8.42

Book value per share	$9.59	$9.48	$11.73	$11.88	$11.90
Tangible book value per share	$9.42	$9.31	$10.46	$10.60	$10.59

Cash dividends declared on common stock	$0.01	$0.01	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
EARNINGS PER SHARE COMPUTATIONS

Net income (loss)	$2,337	$(47,049)	$(1,896)	$1,026	$(777)

Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,233,359)	(1,257,911)	(1,325,859)	(1,350,347)	(1,374,576)
Unvested restricted stock shares	(4,334)	(7,866)	(8,667)	(8,667)	(8,667)

Weighted average common shares outstanding	19,835,273	19,807,189	19,738,440	19,713,952	19,689,723
Plus: Dilutive common shares equivalents	807	—	—	1,528	—

Weighted average dilutive common shares outstanding	19,836,080	19,807,189	19,738,440	19,715,480	19,689,723

Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	2,055,553	2,075,553	2,080,553	2,202,553	2,287,553
Weighted average exercise price of anti–dilutive options	$16.53	$16.54	$16.54	$16.48	$16.52

Basic earnings (loss) per common share	$0.12	$(2.38)	$(0.10)	$0.05	$(0.04)

Diluted earnings (loss) per common share	$0.12	$(2.38)	$(0.10)	$0.05	$(0.04)

(1)	Capital calculations for March 31, 2012, December 31, 2011, and September 30, 2011 are in accordance with OCC guidance; all previous periods calculated are in accordance with OTS guidance.

BANKFINANCIAL CORPORATION

NON–GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding the provision for loan losses, other real estate owned related income and expense, nonperforming asset management expenses, acquisition expenses and goodwill impairment from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2012	2011
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$2,794	$(31,939)	$(3,797)	$1,171	$(1,756)
Provision for loan losses	996	9,740	7,384	3,175	2,424

	3,790	(22,199)	3,587	4,346	668
Adjustments:
Nonperforming asset management	1,191	1,430	1,267	1,279	455
Loss (gain) on sale of other real estate owned	(139)	113	16	(62)	(52)
Other real estate owned write–downs	389	2,482	1,009	300	179
Operations of other real estate owned	351	844	563	617	326
Acquisition expenses	—	—	—	230	1,531
Goodwill impairment	—	23,862	—	—	—

Adjustments	1,792	28,731	2,855	2,364	2,439

Pre–tax pre–provision earnings from core operations	$5,582	$6,532	$6,442	$6,710	$3,107

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.45%	1.62%	1.56%	1.60%	0.81%

(1)	Annualized